                                                                    Exhibit 10.3
                                                                    ------------


                               SINTER METALS, INC.

                       Nonqualified Stock Option Agreement


                  This Nonqualified Stock Option Agreement (the "Option Agreement") is entered into as of the date set forth on the signature page hereof by and between the individual named on the signature page hereof (the "Optionee") and Sinter Metals, Inc., a Delaware corporation (the "Company").
                  WHEREAS, the Optionee is employed by the corporation identified as the employer on the signature page hereof in the position shown thereon;
                  WHEREAS, the execution of a Stock Option Agreement in the form hereof was duly authorized by resolutions of the Board of Directors of the Company (the "Board") adopted on the date shown on the signature page hereof (the "Date of Grant"); and
                  WHEREAS, the option granted by this Option Agreement is intended as a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986.
                  NOW, THEREFORE, the Company hereby grants to the Optionee an option (the or this "Option") pursuant to the Company's 1994 Key Employee Stock Incentive Plan (the "Plan") to purchase the number of shares of Class A Common Stock, par value $.001 per share ("Class A Common Stock"), of the Company shown on the signature page hereof (the "Option Shares"), and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the purchase price in full, all subject, however, to the terms and conditions of the Plan and the terms and conditions hereinafter set forth. Certain terms used herein are defined in Paragraph 8.

                  1. EXERCISE. (a) This Option (until terminated as hereinafter provided) shall become exercisable to the extent of one-third of the Option Shares on each of the first three anniversaries of the Date of Grant for so long as the Optionee remains in the continuous employ of the Company or any Subsidiary. For the purposes of this Section 1(a), leaves of absence approved by the Board shall be regarded as employment. To the extent exercisable, this Option may be exercised in whole or in part from time to time.

                           (b)     Notwithstanding Section 1(a) hereof, this
Option shall become immediately exercisable in full (i) if the Optionee dies or becomes permanently and totally disabled prior to the third anniversary of the Date of Grant while in the continuous employ of the Company or a Subsidiary,
(ii) upon the retirement of the Optionee under a retirement plan of the Company or a Subsidiary at or after the earliest voluntary retirement age provided for therein or retirement of the Optionee at an earlier age with the consent of the Board or (iii) upon the occurrence of a Change in Control of the Company.

                  2. EXERCISE PRICE AND PAYMENT. (a) This Option shall be exercisable for Option Shares at an exercise price of $10.00 per share (the "Exercise Price").

                           (b)  The exercise price for any shares shall be
payable (i) in cash or by currently dated check, (ii) by delivery to the Company of a promissory note or notes of the Optionee in an amount not to exceed 80% of the aggregate Exercise Price for the Option Shares and a stock pledge agreement in substantially the forms and bearing the terms provided in EXHIBIT A and EXHIBIT B, respectively, to this Option Agreement, (iii) by transfer to the Company of shares or vested options (including options under this Option Agreement) for the purchase of shares of Class A Common Stock having a Fair Market Value (net of the exercise price, in the case of options) at the time of exercise equal to the portion of the option price for which such transfer is made, or (iv) by a combination of such methods of payment.

                  3. TERMINATION. This Option shall terminate and all unexercised Options then outstanding shall be forfeited on the earliest of the following dates:

                           (a)  On the date on which the Optionee voluntarily
resigns (unless otherwise provided in a written agreement relating to employment) or ceases to be an employee of the Company or a Subsidiary by reason of termination of employment for Cause;

                           (b)  One year after the date on which the Optionee
ceases to be an employee of the Company or a Subsidiary by reason of retirement under a retirement plan of the Company or a Subsidiary at or after the earliest voluntary retirement age provided for in such retirement plan or retirement at an earlier age with the consent of the Board;

                           (c)  One year after the date of the death or
permanent disability of the Optionee if the Optionee dies or becomes permanently disabled (i) while an employee of the Company or a Subsidiary or (ii) within the one year period referred to in (b) above; or

                           (d)  Ten years from the Date of Grant.

                  4. TRANSFERABILITY. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and if exercised, during the lifetime of the Optionee, is exercisable only by him or by his guardian or legal representative.

                  5. SECURITIES LAWS. This Option shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities law, and the Company hereby agrees to make reasonable efforts to comply with such securities laws. This Option shall not be exercisable unless under said laws at the time of exercise the shares of Class A Common Stock or other securities purchasable hereunder are exempt, are the subject matter of an exempt transaction, or are registered in accordance with such laws.

                  6. ADJUSTMENTS. (a) The Board shall make such adjustments in the option price and in the number or kind of shares of Class A Common Stock or other securities covered by this Option as such Board may in good faith determine is equitably required to prevent dilution or enlargement of the rights of the Optionee that otherwise would result from (i) any increase or decrease in the number or change in the kind of shares of capital stock of the

Company be reason of a stock dividend, stock split, reverse stock split, recapitalization, or other such increase or decrease or change effected without the receipt of consideration by the Company, or (ii) any consolidation or merger or other reorganization, or (iii) any distribution of rights or warrants to purchase stock to all holders of the Company's common stock, or (iv) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Option such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

                  (b) In the event that any provision hereof would result in the vesting of shares in amounts other than a whole number, the number of shares that are vested under the applicable formula shall be reduced or increased to the nearest whole number (rounding 0.50 up), with the effect of any such rounding deemed to attach to the last group of shares eligible for vesting pursuant to this Option Agreement.

                  7. WITHHOLDING. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with the exercise of this Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Company for payment of all such taxes.

                  8. DEFINITIONS. The following terms shall have meanings set forth below.

                  "Cause" means gross neglect of duty, dishonesty, conviction of a felony, disloyalty, intoxication, drug addiction, or other similar misconduct adverse to the best interests of the Company; provided that if the Optionee is party to an employment agreement with the Company or any of its subsidiaries which contains a more restrictive definition of "Cause" or "for cause", such more restrictive definition shall apply for purposes of this Option Agreement.

                  "Change in Control" shall be deemed to occur when:

                           (a)   the individuals who constitute the Board at the
beginning of any period of two consecutive years cease for any reason during that period to constitute a majority of the members of the Board (unless the election, or the nomination for election by the stockholders of the Company, of each nonincumbent nominee for the Board who is elected to the Board during that period is approved by the votes of at least two-thirds of the members of the Board who were members of the Board at the beginning of that period and are still serving as members of the Board at the time of any such election or nomination for election); or

                           (b)   The Board adopts a resolution declaring that in
its opinion the transactions contemplated by any event or series of events (including, without limitation, any tender offer, except a tender offer by the Company or a subsidiary, for shares of stock in the Company or the execution of an agreement that provides for the merger or consolidation of the Company with another corporation or the sale of all or substantially all of the assets of the Company) that in the opinion of the Board will, or is likely to, result in a change in control of the Company are certain to be consummated. If any transaction, event or series of events referred to in this Section 1(c)(ii) shall be abandoned, the Board may nullify the effect thereof and reinstate the provisions of Section 1(a) hereof by giving written notice thereof to the Optionee; PROVIDED, HOWEVER, that no such nullification and reinstatement shall prejudice any exercise of this option that may have occurred prior to any such nullification and reinstatement.

                           "Fair Market Value" means (a) in the event that the
any class of the Common Stock of the Company is then listed on any securities exchange or quoted on any over-the-counter trading system, the per share average of the high and low prices reported in the consolidated reporting system (for exchange traded securities and last sale reported over-the-counter securities) or the average of the bid and ask price (for other over-the-counter securities) for the 5 trading days next preceding the applicable valuation date; (b) in the event that no class of the Common Stock of the Company is then listed on any securities exchange or quoted on any over-the-counter trading system, but the Company is a party to a firm commitment underwriting agreement for a public offering of the Common Stock, then, during the five business day period following the execution and delivery by the Company of such agreement, the price per share established as the purchase price for shares pursuant to such underwriting agreement; and (c) in the event that neither clause (a) or (b) of this definition are applicable, an amount determined in good faith by the Board or by a committee of the Board.

                  "Option Year" refers to the period commencing on either the Date of Grant of this option or an annual anniversary of such date and ending on the next ensuing annual anniversary of such date.

                  "Person" or "person" means any corporation, partnership, association, firm, entity or individual(s).

                  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this Option Agreement, the continuous employ of the Optionee with the Company or a Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary, by reason of the transfer of his employment among the Company and its Subsidiaries.

                  9. ACKNOWLEDGEMENT. (a) The undersigned Optionee hereby acknowledges receipt of an executed original of this Option Agreement and accepts the option granted hereunder.

                  (b) The Optionee acknowledges that he/she has been advised that the shares of Class A Common Stock covered by this Option Agreement have not been registered under the Securities Act of 1933 or any state securities laws and agrees that he/she will not make any disposition of such shares unless either (i) such shares have been registered under said Act or such other laws or (ii) an exemption from the registration provisions of said Act and such other laws is applicable to the Optionee's proposed disposition of such shares. The Optionee understands that the certificates for such shares may bear a legend substantially as follows:

                  "The shares evidenced by this Certificate have not been registered under the Securities Act of 1933 or any state securities laws. Such shares may not be sold or otherwise transferred until the same have been registered under said Act or any applicable state securities laws or until the Company shall have received an opinion of legal counsel or a copy of a letter from the staff of the Division of Corporation Finance of the Securities and Exchange Commission and the applicable state regulatory agency, in either case satisfactory to the Company, that such shares may legally be sold or otherwise transferred without such registration."

                  (c) The Optionee acknowledges and agrees that certain Option Shares may be subject to transfer restrictions and that certificates for certain Option Shares shall bear restrictive legends referring to such restrictions and be subject to stop-transfer instructions.

                  EXECUTED effective this 16th day of December, 1994.


                                       SINTER METALS, INC.


                                       By:
                                          -------------------------------------
                                          Name:  Joseph W. Carreras
                                          Title:  Chairman of the Board

                                       OPTIONEE

                                          -------------------------------------





Name of Optionee:
                 --------------------------------------------------------------
Name of Employer:
                 ---------------------------------------------------------------
Position:
                    ------------------------------------------------------------
Date of Grant:
                    ------------------------------------------------------------
Number of Option Shares:

         Class A Common Stock:
                               ------------------------------------------------
Effective Date:
                ----------------------------------------------------------------



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




                                                       Exhibit A to Nonqualified
                                                          Stock Option Agreement
                                                          ----------------------


                             SECURED PROMISSORY NOTE
                             -----------------------


$                                                                       , 19
 --------------                                           ----------- --    --


                  FOR VALUE RECEIVED, the undersigned, _____________ ("Borrower"), hereby unconditionally promises to pay to the order of Sinter Metals, Inc., a Delaware corporation (the "Company"), the principal sum of ______________________________ Dollars ($_______) in lawful money of the United
States of America and in immediately available funds, on [the fifth anniversary of the Note] and to pay simple interest (computed on the basis of a 365 day year) on the unpaid principal amount hereof from and after the date of this Secured Promissory Note until the entire principal amount hereof has been paid in full, at the rate of [the rate per annum equal to the lowest rate required under applicable provisions of the Internal Revenue Code of 1986, as amended (or any successor thereto), to avoid imputation of interest, calculated as of the date of this Secured Promissory Note] plus .01%.)1 Subject to the provisions of
Section 2 and 3 hereof, the principal hereof is payable in full on the fifth
(5th) anniversary of the date of this Secured Promissory Note. Interest is payable on each anniversary of the date of this Secured Promissory Note with respect to the period ending on such anniversary. Not later than five business days prior to the date on which payment of interest is due, the Company shall give written notice to the Borrower of the amount of the payment due on such date.

                  For purposes of this Promissory Note, a "business day" shall mean any day other than a Saturday, Sunday or federal holiday and shall consist of the time period from 12:01 a.m. through 12:00 Midnight Eastern time.

                  This Secured Promissory Note has been delivered in consideration of a loan by the Company to the Borrower in connection with the exercise by Borrower of options to purchase shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), of the Company in accordance with the terms of a certain nonqualified Stock Option Agreement (collectively, the "Option") dated as of ______________, 19__. Payment of the principal of and interest on this Secured Promissory Note is secured pursuant to the terms of a Stock Pledge Agreement of even date herewith between Borrower and the Company. This Secured Promissory Note is subject to the following further terms and conditions:

--------
1 Need to determine interest rate; the formula stated is the lowest rate permitted by the law to avoid imputed interest.

                  1.       Payment and Prepayment
                           ----------------------

                           (a) if the borrower of any of his Permitted
                  Transferees shall sell any shares of Class A Common Stock, such sale shall be made only for cash, and Borrower agrees to promptly deliver to the Company the consideration received by the Borrower on such sale of shares of Stock as partial payment of the unpaid principal and accrued and unpaid interest on this Secured Promissory Note until this Secured Promissory Note is paid in full.

                           (b) All payments of principal and interest on this
                  Secured Promissory Note shall be made to the Company or its order in lawful money of the United States of America and in immediately available funds at the offices of the Company at its then principal place of business (or at such other place as the holder hereof shall notify Borrower in writing). Borrower may, at his option, prepay this Secured Promissory
                  Note in whole or in part at any time or from time to time without penalty or premium. Any prepayments of any portion of the principal amount of this Secured Promissory Note shall be accompanied by payment of all interest accrued but unpaid hereunder.

                           (c) Concurrently with any payment of any portion of
                  this Secured Promissory Note pursuant to paragraph 1(a) hereof or any prepayment of any portion of the principal amount of this Secured Promissory Note pursuant to paragraph 1(b) hereof, the Company shall make a notation of such application or payment on this Secured Promissory Note. If full payment of all unpaid principal of and accrued and unpaid interest on this Secured Promissory Note is made, this Secured Promissory Note shall be cancelled. Any partial payment or prepayment shall be applied first to accrued and unpaid interest hereon and then to the unpaid installments of principal hereof in the inverse order of their maturity.

                  2. CONVERSION DEMAND NOTE. In the event that the borrower shall cease to be employed by the Company or any of its subsidiaries as a result of his death or permanent disability or his retirement under a retirement plan of the Company or a subsidiary of the Company ("Retirement"), or through termination without Cause (as defined in the Option), which term shall include the Borrower's ceasing to be an employee of the Company or any of its subsidiaries by reason of a sale or other disposition of the subsidiary by which such Borrower is employed, then the unpaid principal of and accrued and unpaid interest on this Secured Promissory Note shall, upon demand by the Company given in writing to the Borrower, become immediately due and payable.

                  3. EVENTS OF DEFAULT. Upon the occurrence of any of the following events ("Events of Default"):

                           (a) Failure to pay any principal of this Promissory
                  Note, including any prepayments required hereunder, when due which shall remain unremedied for thirty (30) days; or

                           (b) Provided that the notice required to be given
                  pursuant to the last sentence of the first paragraph of this Secured Promissory Note has been given in accordance with the terms thereof, failure to pay any interest due under this Secured Promissory Note which shall remain unremedied for thirty (30) days following the date when such installment was originally due hereunder; or

                           (c) Borrower shall cease to be employed by the
                  Company or any of its subsidiaries by reason of voluntary resignation or termination for Cause (as defined in the Option); or

                           (d) A petition is filed by or against the Borrower
                  seeking the entry of an order for relief under the bankruptcy laws of the United States, as now or hereafter amended or supplemented, or there is an appointment of a permanent receiver or a permanent trustee of all or substantially all the property of the Borrower or an assignment is made by the Borrower for the benefit of creditors;

then, and in any such event, the holder of this Secured Promissory Note may declare, by notice of default given to Borrower, the entire principal amount of this Secured Promissory Note to be forthwith due and payable, whereupon the entire principal amount of this Secured Promissory Note outstanding shall become due and payable without presentment, demand, protest and notices of any kind or of dishonor, all of which are hereby expressly waived. Upon the occurrence of an Event of Default, the accrued and unpaid interest hereunder shall thereafter bear the same rate of interest as the principal hereunder, but in no event shall such interest be charged which would violate any applicable usury law. If an Event of Default shall occur hereunder, Borrower shall pay costs of collection, including reasonable attorneys' fees, incurred by the holder in the enforcement hereof.

                  No delay or failure by the holder of this Secured Promissory
Note in the exercise of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

                  4. ADDITIONAL RESTRICTIONS UPON OCCURRENCE OF AN EVENT OF DEFAULT. In case an Event of Default shall occur and be continuing, the Borrower agrees that he will not, without the prior written consent of the Company (which consent shall not be unreasonably withheld), sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any shares of Class A Common Stock then beneficially owned or thereafter acquired by the Borrower, nor will he create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrances with respect to any shares of Class A Common Stock, or any interest therein, or any proceeds thereof.

                  5.       Miscellaneous.
                           -------------

                           (a) The provisions of this Secured Promissory Note
                  shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws rules thereof.

                           (b) All notices and other communication hereunder
                  shall be in writing and will be deemed to have been duly given if delivered in person or mailed by certified mail or guaranteed overnight delivery service to the Company at its principal executive offices and to the Borrower at the last address reflected in the Company's records.

                           (c) The paragraph headings contained in this
                  Promissory Note are for reference purposes only and shall not affect in any way the meaning or interpretations of the provisions thereof.


                  IN WITNESS WHEREOF, this Secured Promissory Note has been duly executed and delivered by Borrower on the date first written above.


                                    ------------------------------
                                    Borrower:

Witness:


----------------------------

                                                       Exhibit B to Nonqualified
                                                          Stock Option Agreement
                                                          ----------------------



                             STOCK PLEDGE AGREEMENT


                  THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made by the individual pledgor identified on the signature page hereof, (the "Pledgor") to Sinter Metals, Inc., a Delaware corporation (the "Company") as of the date set forth on the signature page hereof.


                                    RECITALS
                                    --------

                  A. Pledgor has entered into one or more Stock Option Agreements pursuant to the Company's 1994 Key Employee Stock Incentive Plan (the "Option"), pursuant to which the Pledgor has exercised his option to purchase the number of shares of Class A Common Stock, par value $.01 per share, shown on the signature page hereof (such shares being the "Class A Common Stock" or the "Shares").

                  B. In connection with the payment of the purchase price for the Shares, the Pledgor has borrowed from the Company the principal amount shown on the signature page hereof, and in consideration therefor, is delivering to the Company the secured promissory note of the Pledgor, dated the date hereof, for such principal amount (the "Promissory Note").

                  C. The Pledgor wishes to grant security and assurance to the Company in order to secure the payment of the principal of and interest on the Promissory Note and to that effect to pledge to the Company the Shares.


                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  l. PLEDGE. The Pledgor hereby pledges, assigns, hypothecates, transfers, and delivers to the Company, all the Shares (the "Pledged Stock") and hereby grants to the Company, a first lien on, and security interest in, the Pledged Stock and in all proceeds thereof, together with appropriate undated stock powers duly executed in blank, as collateral security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the unpaid principal of and interest on the Promissory Note.

                  2. ADMINISTRATION SECURITY. The following provisions shall govern the administration of the Pledged Stock:

                           (a) So long as no Event of Default has occurred and
                  is continuing (as used herein, "Event of Default" shall mean the occurrence of any Event of Default under the Promissory
                  Note), the Pledgor shall be entitled to act with respect to the Pledged Stock in any manner not inconsistent with the provisions of this Agreement, the Promissory Note or any document or instrument delivered or to be delivered pursuant to or in connection with the Promissory Note.

                           (b) If, while this Agreement is in effect, the
                  Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, in substitution of, in exchange for, or in respect of, any shares of any Pledged Stock, the Pledgor agrees to accept the same as the Company's agent and to hold the same in trust on behalf of and for the benefit of the Company and to deliver the same forthwith to the Company in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Company subject to the terms hereof, as additional collateral security for the payment of the principal of and interest on the Promissory Note. In case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Company or pursuant to the reorganization of the Company, the property so distributed shall be delivered to the Company to be held by it as additional collateral security for the payment of the principal of and interest on the Promissory Note. All sums of money and property so paid or distributed in respect of the Pledged Stock which are received by the Pledgor shall, until paid or delivered to the Company, be held by the Pledgor in trust as additional collateral security for the payment of the principal of and interest on the Promissory Note. All property at any time pledged with the Company hereunder (whether or not described herein) and all income therefrom and proceeds thereof, are herein collectively sometimes called the "Collateral."

                           (c) Notwithstanding paragraphs l and 2(b) hereof,
                  unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash or stock dividends paid in respect of the Pledged Stock and, unless the Company shall have given notice pursuant to paragraph 3 of its intention to exercise all voting and stockholder rights with respect to the Pledged Stock and any stock dividends thereof, to vote the Pledged Stock and any stock dividends thereof and to give consents, waivers and ratifications in respect of the Pledged Stock and any stock dividends thereof; PROVIDED, HOWEVER, that no vote shall be cast or consent, waiver or ratification given or action taken which would impair the Collateral or be inconsistent with or violate any provision of this Agreement, the Promissory Note, or any document or instrument delivered or to be delivered pursuant to or in connection with the Promissory Note.

                           (d) Notwithstanding any payment or payments made by
                  the Pledgor hereunder, or the receipt of any amounts by the Company with respect to the Collateral, or any set-off or application of funds of the Pledgor by the Company, the Pledgor shall not be entitled to be subrogated to any of the rights of the Company against any Collateral held by the Company for the payment of the principal of and interest on the Promissory Note until the principal of and interest on the Promissory Note are paid in full.

                           (e) The Pledgor shall immediately upon request by the
                  Company and in confirmation of the security interests hereby created, execute and deliver to the Company such further instruments, deeds, transfers, assurances and agreements, in form and substance satisfactory to the Company, as the Company shall request, including any financing statement and amendments thereto, or any other documents, as required under Delaware law and any other applicable law to protect the security interests created hereunder.

                           (f) Subject to any sale by the Company or other
                  disposition by the Company of the Pledged Stock or any stock dividends thereon or other property pursuant to this Agreement and subject to Section 6 below, the Pledged Stock and any other Collateral shall be returned to the Pledgor upon full payment of the principal of and interest on the Promissory Note.

                  3. RIGHTS OF HOLDING. The Company shall not be liable for failure to collect or realize upon the principal of and interest on the Promissory Note or any collateral security therefor, or any part thereof, or for any delay in so doing nor shall the Company be under any obligation to take any action whatsoever with regard thereto. Any or all shares of the Pledged Stock and any stock dividends thereon held by the Company hereunder may, if an Event of Default has occurred and is continuing, provided that the Company shall have given prior written notice of its intention to do so to the Pledgor, be registered in the name of the Company or its nominee, and the Company or its nominee may thereafter exercise all voting and stockholder rights at any meeting of the Company and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock and any stock dividends thereon as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion, any and all of the Pledged Stock and any stock dividends thereon upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or upon the exercise by the Company of any right, privilege or option pertaining to any shares of the Pledged Stock and any stock dividends thereon, and in connection therewith, to deposit and deliver any and all of the Pledged Stock and any stock dividends thereon with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Company shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  4.       Remedies in Case of an Event of Default.
                           ---------------------------------------

                           (a) In case an Event of Default shall have occurred
                  and be continuing, the Company shall have all of the remedies of a secured party under the Delaware Uniform Commercial Code, and, without limiting the foregoing, shall have the right, subject to any necessary regulatory approvals, to sell, assign and deliver the whole or, from time to time, any part of the Collateral or any interest in any part thereof, at any private sale or at public auction, with or without demand of performance or other demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise, each of which demands, advertisements and/or notices are hereby expressly waived (except the Company shall give 10 days' notice to the Pledgor of the time and place of any sale pursuant to this Section 4), for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Company shall, in its sole discretion, determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Company may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. The Company shall apply the net proceeds of any such sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to its rights hereunder, including reasonable attorney's fees and legal expenses, to the payment in whole or in part of the principal of and interest on the Promissory Note, in such order as the Company may elect, the Pledgor remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Company of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Uniform Commercial Code, need the Company account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Company need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition.

                           (b) The Pledgor recognizes that the Company may be
                  unable to effect a public sale of all or a part of the Pledged Stock or other securities held as part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933 (the "Act"), or in the rules and regulations promulgated thereunder, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Stock or such other securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Stock or such other securities were sold at public sale, and that the Company has no obligation to delay the sale of the Pledged Stock or such other securities for the period of time necessary to permit the registration of the Pledged Stock or such other securities for public sale under the Act. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                           (c) If any consent, approval or authorization of any
                  state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or disposition by the Company pursuant to this Section 4 of the Pledged Stock or other securities held as part of the Collateral, the Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use his best effort to secure the same.

                           (d) Neither failure nor delay on the part of the
                  Company to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

                  5. PLEDGOR'S OBLIGATIONS NOT AFFECTED. The obligations of the Pledgor under this Agreement shall remain in full force and effect with regard to, and shall not be impaired or affected by: (a) any subordination, amendment or modification of or addition or supplement to the Promissory Note, or any assignment or transfer thereof: (b) any exercise or non-exercise by the Company of any right, remedy, power or privilege under or in respect of this Agreement, the Promissory Note, or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or the Promissory Note, or any assignment or transfer of any thereof; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Company or its successors, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

                  6. TRANSFER BY PLEDGOR. Without the prior written consent of the Company, the Pledgor agrees that he will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the collateral, nor will he create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

                  7. REPRESENTATION, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor represents and warrants that (a) he is the legal, record and beneficial owner of, and has good and marketable title to, the Pledged Stock, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created by this Agreement; (b) he has the authority and legal right to pledge all the Pledged Stock pursuant to this Agreement; and (c) the pledge, assignment and delivery of such Pledged Stock pursuant to this Agreement creates a valid first lien on and a first perfected security interest in such shares of the Pledged Stock, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock. The Pledgor covenants and agrees that he will defend the Company's right, title and security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all persons whomsoever; and covenants and agrees that he will have like title to and right to pledge any other property at any time hereafter pledged to the Company as Collateral hereunder and will likewise defend the Company's right thereto and security interest therein.

                  8. ATTORNEY-IN-FACT. The Company or its successor is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Company reasonably may deem necessary or advisable to accomplish the purposes hereof, including without limitation, the execution of the applications and other instruments described in Section 4(c), which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

                  9. TERMINATION. Upon payment in full of the principal of and interest on the Promissory Note and upon the due performance of and compliance with all the provisions of the Promissory Note, this Agreement shall terminate and the Pledgor shall be entitled to the return of such of the Collateral as has not theretofore been sold, released from this Agreement pursuant to Section 6 or otherwise applied pursuant to the provisions of this Agreement.

                  10. NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and will be deemed to have been duly given if delivered in person or mailed by certified mail or guaranteed overnight delivery service to the Company at its principal executive offices and to the Pledgor at the last address reflected in the Company's records.

                  11. MISCELLANEOUS. The Company and its assigns shall have no obligation in respect of the Collateral, except to hold and dispose of the same in accordance with the terms of this Agreement. Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought. The provisions of this Agreement shall be binding upon the successors and assigns of the Pledgor. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the rules of conflicts of laws thereof. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which taken together shall constitute one instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on as of _____________ __, _______.

                                       SINTER METALS, INC.



                                       By:
                                          -------------------------------------
                                         Its:
                                             ----------------------------------


                                       PLEDGOR

                                       ----------------------------------------


Name of Pledgor:
                                       ----------------------------------------

Number of Shares of
 Class A Common Stock pledged:
                                                  -----------------------------

Principal amount of Promissory Note                 $
                                                     ------------------

                 Schedule to Nonqualified Stock Option Agreement


                  In accordance with Instruction 2 to Item 601 of Regulation S-K, the Registrant has omitted the following Nonqualified Stock Option Agreements, which are identical in all respects to the filed Nonqualified Stock Option Agreement, except with respect to the following:


 OPTIONEE                          DATE OF GRANT             NUMBER OF OPTIONS                  EXERCISE
 --------                          -------------             -----------------                  --------
PRICE
-----

Joseph W. Carreras
Donald L. LeVault
Richard A. McLean
Richard T. Kestner





                                       -1-